Exhibit 99.1

Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

KINDRED HEALTHCARE COMMENCES

REGISTERED EXCHANGE OFFER FOR ITS 8.25% SENIOR NOTES DUE 2019

LOUISVILLE, Ky. (October 13, 2011) – Kindred Healthcare, Inc. (the “Company” or “Kindred”) (NYSE: KND) today announced the commencement of an exchange offer for all of its outstanding 8.25% Senior Notes due 2019 (the “Initial Notes”), which are not registered under the Securities Act of 1933, as amended (the “Act”), for an equal principal amount of its 8.25% Senior Notes due 2019, which have been registered under the Act (the “New Notes”). The exchange offer will commence on October 13, 2011 and expire at 5:00 p.m. New York City time, on November 10, 2011.

The New Notes are substantially identical to the Initial Notes, except that the New Notes have been registered under the Act, and will not bear any legend restricting their transfer.

The Company will accept for exchange any Initial Notes validly tendered and not withdrawn prior to the expiration of the exchange offer at 5:00 p.m. New York City time, on November 10, 2011, unless the exchange offer is extended or terminated.

The terms of the exchange offer and other information relating to the Company are set forth in a prospectus dated October 13, 2011. A written prospectus providing the terms of the exchange offer may be obtained from Wells Fargo Bank, National Association, which is serving as the exchange agent for the exchange offer. Wells Fargo Bank, National Association can be contacted at:

Wells Fargo Bank, National Association Corporate Trust Operations MAC N9303-121 6th Street & Marquette Avenue Minneapolis, MN 55479 Telephone: (800) 344-5128 Facsimile: (612) 667-6282

This press release does not constitute an offer to purchase any securities or the solicitation of an offer to sell any securities. The exchange offer is being made only pursuant to

Kindred Healthcare Commences Registered Exchange Offer for Senior Notes

October 13, 2011

the prospectus dated October 13, 2011 and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) the impact of a final rule issued by the Centers for Medicare and Medicaid Services (“CMS”) on July 29, 2011 providing for a 11.1% reduction in Medicare reimbursement to nursing centers as well as changes in payments for the provision of group rehabilitation therapy services, (b) other potential reimbursement changes resulting from the Budget Control Act of 2011, (c) Kindred’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare Group, Inc. (“RehabCare”) acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions, (d) the potential for diversion of management time and resources in seeking to integrate RehabCare’s operations, (e) the potential failure to retain key employees of RehabCare, (f) the impact of Kindred’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on Kindred’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets, (g) the impact of healthcare reform, which will initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform will impact each of Kindred’s businesses in some

Kindred Healthcare Commences Registered Exchange Offer for Senior Notes

October 13, 2011

manner. Due to the substantial regulatory changes that will need to be implemented by CMS and others, and the numerous processes required to implement these reforms, Kindred cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on Kindred’s business, financial position, results of operations and liquidity, (h) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care (“LTAC”) hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for nursing centers, and the expiration of the Medicare Part B therapy cap exception process, (i) the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (j) Kindred’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, (k) the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of Kindred’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the moratorium on future hospital development, (l) the impact of the expiration of several moratoriums under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as implement the policy known as the “25 Percent Rule,” which would limit certain patient admissions, (m) failure of Kindred’s facilities to meet applicable licensure and certification requirements, (n) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (o) Kindred’s ability to meet its rental and debt service obligations, (p) Kindred’s ability to operate pursuant to the terms of its debt obligations and its master lease agreements with Ventas, Inc. (NYSE:VTR), (q) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of Kindred’s businesses, or which could negatively impact Kindred’s investment portfolio, (r) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (s) Kindred’s ability to control costs, particularly labor and employee benefit costs, (t) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (u) Kindred’s ability to attract and retain key executives and other healthcare personnel, (v) the increase in the costs of defending and insuring against alleged professional liability and other claims and the ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (w) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (x) Kindred’s ability to successfully dispose of unprofitable facilities, (y) events or circumstances which could result in the impairment of an asset or other charges, (z) changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (aa) Kindred’s ability to maintain an effective system of internal control over financial reporting. Many of these factors

Kindred Healthcare Commences Registered Exchange Offer for Senior Notes

October 13, 2011

are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

About Kindred Healthcare

Kindred Healthcare, Inc., a top-150 private employer in the United States, is a healthcare services company based in Louisville, Kentucky with annual revenues of $6 billion and approximately 76,300 employees in 46 states. At June 30, 2011, Kindred through its subsidiaries provided healthcare services in over 2,200 locations, including 120 long-term acute care hospitals, five inpatient rehabilitation hospitals, 224 nursing and rehabilitation centers, 22 sub-acute units, 20 hospice and home care locations, 104 inpatient rehabilitation units (hospital-based) and a contract rehabilitation services business, RehabCare, which served approximately 1,760 non-affiliated facilities. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for three years in a row, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve.

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